UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2018

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)
  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On December 10, 2018, EnerSys (“EnerSys” or the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report that on December 7, 2018, the Company completed the acquisition of all of the issued and outstanding common stock of Alpha Technologies Services, Inc. (“ATS ”) and Alpha Technologies Ltd.  (“ATL”), resulting in ATS and ATL becoming wholly-owned subsidiaries of the Company (the “Share Purchase”). Additionally, the Company acquired substantially all of the assets of Alpha Technologies Inc. (“ATI”) and certain assets of Altair Advanced Industries, Inc. (“AAII”) and other affiliates of ATS and ATL, in each case in accordance with the terms and conditions of the Restructuring Agreements (the “Asset Acquisition” and together with the Share Purchase, the “Transaction”).

The Initial Form 8-K omitted the financial statements of ATS, ATL, and AAII, and the pro forma financial information of ATS, ATL, AAII, ATI, Telecomponents & Supply (Hong Kong), Ltd. (“TCS HK”), AlphaTec Technologies (Shenzhen) Co., Ltd. (“AlphaTec China”), and Telecomponents & Supply Ltd. (“TCS Bahamas”, and together with ATS, ATL, AAII, TCS HK, AlphaTec China, and ATI, “Alpha Group”) permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements
The following financial statements are attached hereto as Exhibit 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7, and incorporated herein by reference:

•	The historical audited financial statements of ATS as of and for the years ended December 31, 2017 and 2016 and of AAII and ATL, as of and for the year ended December 31, 2017.

•	The historical unaudited financial statements of ATS, AAII, and ATL for the nine months ended September 30, 2018 and 2017.

(b) Unaudited Pro Forma Condensed Combined Financial Statements
The following unaudited pro forma condensed combined financial statements of the Company are attached hereto as Exhibit 99.8 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2018; and

•	Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended September 30, 2018 and for the year ended March 31, 2018.

(d) Exhibits

2.1
Share Purchase Agreement, dated October 29, 2018, by and among, EnerSys, AlphaTec Ltd., Alpha Innovations Ltd., Radiant Energy Systems Ltd. and Fortis Advisors LLC, as seller representative (incorporated herein by reference to Exhibit 2.1 to EnerSys’ Current Report on Form 8-K, filed on October 29, 2018). *ª

23.1	Consent of Berntson Porter & Company, PLLC.
23.2 Consent of Moss Adams LLP.
23.3 Consent of BDO Canada LLP.
99.1 Press release, dated December 10, 2018.ªª
99.2 The historical audited consolidated financial statements of ATS for the years ended December 31, 2017 and 2016.
99.3 The historical unaudited consolidated financial statements of ATS for the nine months ending September 30, 2018 and 2017.
99.4 The historical audited financial statements of AAII for the year ended December 31, 2017.
99.5 The historical unaudited financial statements of AAII for the nine months ending September 30, 2018 and 2017.
99.6 The historical audited consolidated financial statements of ATL for the year ended December 31, 2017.
99.7 The historical unaudited consolidated financial statements of ATL for the nine months ending September 30, 2018 and 2017.
99.8 Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2018; and Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended September 30, 2018 and the year ended March 31, 2018.

*The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.
ªPreviously filed on Form 8-K on October 29, 2018
ªªPreviously filed on Form 8-K dated December 10, 2018

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: February 22, 2019	By:	/s/ Michael J. Schmidtlein
Michael J. Schmidtlein
Chief Financial Officer